Federal Home Loan Bank Advances and Other Borrowings - Summary of FHLB advances with maturity dates and weighted average rates (Details) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Federal Home Loan Bank Advances And Other Borrowings [Abstract]
2013, Amount Due			$ 67,000
2014, Amount Due		22,000	2,000
2015, Amount Due		2,000	2,000
2017, Amount Due		20,000	20,000
Total advances, Amount Due	$ 59,000	$ 44,000	$ 91,000
2013, Weighted Average Rate			0.86%
2014, Weighted Average Rate		0.50%	3.24%
2015, Weighted Average Rate		2.75%	2.75%
2017, Weighted Average Rate		0.99%	0.99%
Total advances, Weighted Average Rate		0.83%	0.98%